Disposition of Assets	12 Months Ended
Dec. 31, 2013
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Disposition of Assets

Note 5 — Disposition of Assets

During the 2013 fourth quarter, we sold two rigs located in New Zealand, including rig related inventory, property and leasehold improvements. The assets had a carrying value at the time of sale of $2.3 million and were sold for proceeds of $3.2 million resulting in a gain of approximately $0.9 million. The assets were part of our international drilling rig fleet. During the 2013 fourth quarter we also completed the sale of a building located in Tulsa, OK. As a result of the completed sale, we recognized proceeds of $0.8 million and $0.1 million gain on the sale. Additionally, during the 2013 third quarter we sold a barge rig located in Mexico with carrying value at the time of sale of $0.3 million for proceeds of $0.5 million, resulting in a $0.2 million gain. The barge rig was part of our Latin America rig fleet and has historically been included in the international drilling segment.

In December 2012, we sold a 33 year old posted barge drilling rig for proceeds of $0.2 million, resulting in a $0.5 million loss. There were no individually significant asset dispositions in 2011.

In addition, during the normal course of operations, we periodically sell equipment deemed to be excess, obsolete, or not currently required for operations.